Exhibit 10.4

Mr. Wang Youliang

Mr. Liu Zhengxin

Harbin Jiasheng Consultation & Management Co., LTD

AND

Heilongjiang Zhongxian Information Co., LTD

Equity Pledge Agreement

股权质押协议

 In respect of Heilongjiang Zhongxian Information Co., LTD
.

December 21, 2010

EQUITY PLEDGE AGREEMENT

股权质押协议

This EQUITY PLEDGE AGREEMENT (this “Agreement”) is entered into in Harbin, the PRC, on December 21, 2010 by and among:
本股权质押协议于【2010年 月 日】由以下各方签署：

1.	Mr. Wang Youliang (Identity Card No.: 22-0502-1967-0327-0217, owns 38% shares of Heilongjiang Zhongxian Information Co., LTD)

 and

Mr. Liu Zhengxin (Identity Card No.: 230108197201021010, owns 62% shares of Heilongjiang Zhongxian Information Co., LTD)

In this Agreement, Mr. Wang Youliang and Mr. Liu Zhengxin are called collectively as the “Pledgors” .

2.	Harbin Jiasheng Consultation & Management Co., LTD (the “Pledgee”)
Registered address: No.68, Hengdao Street, Xiangfang District, Harbin, Heilongjiang, China

3.	Heilongjiang Zhongxian Information Co., LTD (the “Company”)
Registered address: No. A09, Wuzhou Sun Town, Limin Avenue, Limin Development District, Harbin, Heilongjiang, China

1．	王有良(身份证号码，持有黑龙江中现信息公司38%的股权) 和
刘正昕（身份证号码：230108197201021010，持有黑龙江中现信息公司62%的股权）

（本协议中，王有良及刘正昕统称为“出质人”）；

2．	哈尔滨嘉盛资讯管理有限公司（下称“质权人”）；
地址：哈尔滨市香坊区横道街68号

3．	黑龙江中现信息有限公司（下称“公司”）
地址：黑龙江哈尔滨市利民开发区利民大道五洲太阳新城A09号

(In this Agreement, the above parties are referred to individually as a “Party” and collectively as the “Parties”.)

本协议中，上述签约主体单数为一方或一方当事人，复数为双方，各方或多方当事人。

WHEREAS: 鉴于

(1)
The Parties to this Agreement entered into the Exclusive Call Option Agreement (the “Call Option Agreement”) on December 21, 2010. The Call Option Agreement will take effect immediately after the Equity Interest Transfer becomes effective. Under the Call Option Agreement, the Pledgors shall, to the extent permitted by the PRC Law, transfer all or part of the equity interest they hold in the Company to the Pledgee and/or any other entity or individual designated by the Pledgee based on the Pledgee’s request.

本协议的各方主体于2010年 月 日 签署了排他性购买协议（“购买期权协议”）。购买期权协议于股权转让后立即生效。根据购买期权协议，出质人同意根据中华人民共和国法律允许的范围，转让他们在公司部分或全部持有的股权于质权人或质权人要求指定的任何其他单位或个人。

(2)
The Parties to this Agreement entered into the Shareholder Voting Rights Proxy Agreement (the “Proxy Agreement”) on December 21, 2010. The Proxy Agreement will take effect immediately after the Equity Interest Transfer becomes effective. Under the Proxy Agreement, the Pledgors irrevocably delegated the individual then designated by the Pledgee with the full power to exercise on behalf of the Pledgors all their shareholder voting rights in the Company.

本协议的各方主体于2010年 月 日 签署了股东投票权代理协议。投票权代理协议于股权转让后立即生效。根据投票权代理协议，出质人不可撤销的授权质权人指定的代表人全权代表出质人行使他们在公司的股东表决权。
(3)
The Company and the Pledgee entered into the Exclusive Technology Service Agreement (the “Service Agreement”) on December 21, 2010 whereby the Company exclusively engaged the Pledgee to provide the technology assistances such as relevant technology transfer, technology licensing, technology service, and provision of equipment, etc. to the Company, and agreed to pay the corresponding fee to the Pledgee for such technology assistances.

公司和质权人于2010年 月 日 签署了独家技术服务协议（“服务协议”），据此公司要求质权人独家向公司提供诸如相关技术转让，技术授权，技术服务及设备供应等的技术协助并同意将相应的费用支付给质权人。

(5)
As the Pledgors’ security for the performance of the Contractual Obligations (as defined below) and the discharge of the Secured Liabilities (as defined below), the Pledgors are willing to pledge all the Company Equity Interest they hold in favor of the Pledgee and grant the Pledgee the first pledge after the Equity Interest Transfer takes effect, and the Company agrees to such equity interest pledge arrangement.

为了担保出质人履行协议义务（见以下定义）及承担担保责任（见以下定义），出质人同意出质他们在公司所拥有的所有股权并同意质权人在股权转让生效后能获得第一顺位质押，公司同意如此股权质押安排。

THEREFORE, the Parties, through negotiation, agree as follows:

因此，各方当事人经过协商，达成如下协议：

Article 1 Definitions 定义

1.1	Unless otherwise indicated in the context, in this Agreement, the following terms shall be interpreted as follows.
1.1 除非本协议文意另有所指，下列词语具有以下含义：

“Contractual Obligations” means all the contractual obligations of the Pledgors under the Call Option Agreement, the Proxy Agreement and the Loan Agreement, all the contractual obligations of the Company under the Call Option Agreement, the Proxy Agreement and the Service Agreement, and all the contractual obligations of the Pledgors and the Company under this Agreement.

“协议义务”指基于排他性购买协议、投票权代理协议及贷款协议所产生的所有协议义务，包括出质人、公司、公司和出质人之间的义务。

“Secured Liabilities” means all the direct, indirect and derivative losses and loss of foreseeable interest incurred by the Pledgee due to any Event of Default (as defined below) on the part of the Pledgors and/or the Company; the basis for determining the amount of such losses includes but not limited to the reasonable commercial plan and profit forecast of the Pledgee; and all the expenses incurred by the Pledgee to enforce the performance by the Pledgors and/or the Company of their Contractual Obligations.

“担保债务”指所有直接、间接、衍生的损失及由于出质人及/或公司的过错（见如下定义）导致质权人可预期利益丧失的损失；确定这些损失的数额包括但不限于合理的商业计划及质权人的预估利益，质权人为了履行对出质人及/或公司协议义务所产生的所有费用。

“Transaction Documents” means the Call Option Agreement, the Proxy Agreement, the Service Agreement and the Loan Agreement. “交易文件”指排他性购买协议、投票权代理协议及贷款协议。

“Event of Default” means any breach by any Pledgors of any of its Contractual Obligations under the Call Option Agreement, the Proxy Agreement, the Loan Agreement and/or this Agreement, and any breach by the Company of any of its Contractual Obligations under the Call Option Agreement, the Proxy Agreement, the Service Agreement and/or this Agreement.

“过错事件”指出质人和公司违反排他性购买协议、投票权代理协议及贷款协议的任何违约行为。

“Pledged Equity Interest” means all the Company Equity Interest lawfully owned by the Pledgors after the Equity Interest Transfer takes effect and to be pledged to the Pledgee in accordance with this Agreement as the security for the performance of the Contractual Obligations by the Pledgors and the Company (see Appendix 1 for the specific Pledged Equity Interest of each Pledgors), and the increased capital contribution amount and the dividend as provided in Article 2.6 and Article 2.7 of this Agreement.

“质押股权”指股权转让生效后，出质人合法拥有的所有公司股权以及根据本协议为了向质权人履行出质人和公司设置的协议义务（见附件1：每一个出质人具体的质押股权）而向质权人设置的质押股权。

“PRC” means the People’s Republic of China, for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan.

“中国”基于本协议特指中华人民共和国（不包括中国的港、澳、台地区）。

“PRC Law” means the then-effective laws, administrative regulations, administrative rules, local regulations, judicial interpretations, and other binding regulatory documents of the PRC.

“中国法律”指中华人民共和国现行有效的法律、行政法规、部门规章，地方法规、司法解释或其他有约束力的规范文件。

1.2
Any reference to any PRC Law in this Agreement shall be deemed (1) to include references to the amendments, changes, supplements and restatement of such PRC Law, irrespective of whether they take effect before or after the execution of this Agreement, and (2) to include the references to other decisions, notices and regulations enacted in accordance therewith or effective as a result thereof.

本协议中任何援引中华人民共和国的法律都视为包括援引了（1）其修正案，修改，补充条例，及中国法律的再次申明，不管这些规定在执行本协议之前或是之后生效，（2）其他据此做出的决定，通知，及应履行的规则。

1.3
Unless otherwise specified in the context herein, any reference to an Article, clause, item or paragraph in this Agreement shall refer to the corresponding part of this Agreement.

除非本协议文意另有所指，本协议的条，款，项及自然段都视为本协议相应的部分。

Article 2 Pledge of Equity Interest股权质押

2.1
The Pledgors hereby agrees to pledge, after the Equity Interest Transfer takes effect, the Pledged Equity Interest, which they lawfully own and are entitled to dispose of, to the Pledgee in accordance with the provisions of this Agreement as the security for the performance of the Contractual Obligations and the discharge of the Secured Liabilities. The Company hereby agrees to the Pledgors’ pledge of the Pledged Equity Interest to the Pledgee in accordance with the provisions of this Agreement.

出质人在此同意，当股权转让生效后，根据本协议的规定将其合法拥有并有权处置的质押股权质押给质权人以履行协议义务和承担担保责任。公司在此根据本协议的规定也同意出质人将相关股权质押给质权人。

2.2
The Pledgors undertake to be responsible for registering the equity interest pledge arrangement (the “Equity Pledge”) under this Agreement on the Company’s register of shareholders immediately after the Equity Interest Transfer takes effect.

出质人同意在股权转让生效后根据本协议负责将质押股权登记于公司股东的名义之下。

The Parties shall use their best efforts to apply to the registration authority in charge of the Company for registration of the Equity Pledge under this Agreement immediately after this Agreement becomes effective.

本协议各方当事人根据本协议自本协议生效后将尽力向负责公司质押登记的部门申请质押登记。

2.3
During the valid term of this Agreement, unless attributable to the Pledgee’s willful conduct or the Pledgee’s gross negligence with direct causation to the consequence, the Pledgee shall in no way be held liable to any reduction of the value of the Pledged Equity Interest, and the Pledgors have no right to claim any compensation or other request in any way against the Pledgee.

在本协议有效期间，如果不是质权人故意行为或重大过失直接导致的结果，质权人对于质押股权价值的减损不承担任何责任，并且出质人也没有权利要求质权人作出任何补偿或其他要求。

2.4
Without breaching the provisions of Article 2.3 above, if there is any probability that the value of the Pledged Equity Interest will notably reduce which is sufficient to jeopardize the rights of the Pledgee, the Pledgee may at any time auction or sell the Pledged Equity Interest on behalf of the Pledgors, and may reach agreement with the Pledgors to use the proceeds from such auction or sales to prepay the Secured Liabilities or to deposit such proceeds with the notary office in the place where the Pledgee is domiciled (all expenses so incurred shall be assumed by the Pledgee). Further, if requested by the Pledgee, the Pledgors shall offer additional security interest over other property.

在没有违反上述2.3条规定的情况下，如果有可能导致质押股权明显减损足以危害质权人权利之情形，质权人在任何时候可以代表出质人拍卖或销售质押股权，并且可以和出质人达成使用拍卖或销售后所产生收益权利的协议以便提前支付或在质权人所在地的公证机构提存相关收益（由此产生的费用将由质权人支付）。此外，如果质权人要求，出质人将用其他财产提供额外的质押担保。
2.5	Upon the occurrence of any Event of Default, the Pledgee has the right to dispose of the Pledged Equity Interest in accordance with Article 4 of this Agreement. 如果发生了任何过错事件，质权人有权根据本协议第四条处置质押股权。
2.6
The Pledgors shall not increase the registered capital of the Company without the Pledgee’s prior consent. The increased capital contribution amount of the Pledgors in the registered capital of the Company as a result of such capital increase of the Company shall be a part of the Pledged Equity Interest.

出质人在未得到质权人提前同意的情形下不得增加公司的注册资金。出质人在公司注册资金中新增加的出资额将被视为质押股权的一部分。

2.7
No dividend or capital bonus on the Pledged Equity Interest shall be distributed to the Pledgors without the Pledgee’s prior consent. The Pledgors agree that during the term of pledge, the Pledgee has the right to collect any dividend or capital bonus out of the Pledged Equity Interest. The Company shall pay such amount into the bank account designated by the Pledgee.

未经质权人的事前同意，质押股权上产生的任何股息或红利将不得归属于出质人。出质人同意在质押期间，质权人对于质押的权益有权收取股息或红利。公司将向质权人指定的银行账户支付相应的数额。

2.8
The Pledgee has the right to dispose of any of the Pledged Equity Interest of any Pledgors in accordance with this Agreement after the occurrence of any Event of Default.

质权人有权在过错行为发生后根据本协议处置出质人任何的质押股权。

Article 3 Release of Pledge 质押的解除

3.1
After the Pledgors and the Company fully and completely perform all of the Contractual Obligations and discharge all of the Secured Liabilities, the Pledgee shall, upon the Pledgors’ request, release the Equity Pledge under this Agreement and cooperate with the Pledgors to cancel the registration of the Equity Pledge on the Company’s register of shareholders and with the administration of industry and commerce in charge of the Company. The Pledgee shall assume the reasonable expenses arising out of the release of the Equity Pledge.

当出质人和公司全部履行完毕所有的协议义务并被免除所有的担保责任后，质权人在出质人的要求下，将根据本协议解除质押股权并配合出质人去负责公司股权质押登记的工商行政部门办理所涉质押股权的注销登记手续。质权人将承担质押解除过程中所产生的合理费用。

Article 4 Disposal of Pledged Equity Interest 质押股权的处置

4.1
The Parties agree that if any Event of Default occurs, the Pledgee has the right to, by notifying the Pledgors in writing, exercise all the remedial rights and powers that it is entitled to under the PRC Law, the Transaction Documents and the provisions of this Agreement, including but not limited to being compensated in first priority with proceeds from auctions or sales of the Pledged Equity Interest. The Pledgee shall not be liable to any loss caused by its reasonable exercise of such rights and powers.

各方当事人同意如果任何违约事件发生后，质权人有权在书面通知出质人的情形下，根据中华人民共和国的法律，交易文件及本协议的规定行使所有的救济权利，包括但不限于因为拍卖或出售质押股权所产生收益的第一顺位受偿。质权人对于合理行使前述救济权利过程中所产生的任何损失不承担责任。

4.2
The Pledgee has the right to delegate in writing its lawyers or other agents to exercise all or any part of its rights and powers above, and neither the Pledgors nor the Company may oppose thereto.

质权人有权以书面形式指定其律师或其他代理人行使上述全部或部分的权利，出质人或公司对此不得有任何的反对。

4.3
The Pledgee has the right to deduct the reasonable expenses actually incurred from its exercise of all or any part of its rights and powers above from the proceeds gained from its exercise of such rights and powers.

质权人有权减少由于行使前述全部或部分权利以实现收益过程中所产生的实际费用。

4.4	The proceeds gained from the Pledgee’s exercise of its rights and powers shall be settled in accordance with the following order: 质权人行使权利过程中所获取的收益将按照下列顺序解决：
	(1)	firstly, pay all expenses arising out of the disposal of the Pledged Equity Interest and the Pledgee’s exercise of its rights and powers (including the remuneration paid to its lawyers and agents);
首先，支付由于处置质押股权及行使权利过程中产生的费用（包括支付给律师和代理人的酬金）
	(2)	secondly, pay the taxes and charges payable for the disposal of the Pledged Equity Interest; and 其次，支付处置质押股权过程中应付的税费。

	(3)	thirdly, repay the Secured Liabilities to the Pledgee. 第三，向质权人支付担保的债务。

If there is any balance after the payment of the above amounts, the Pledgee shall return the balance to the Pledgors or any other person entitled to such amount pursuant to relevant laws and regulations, or deposit such amount with the notary office in the place where the Pledgee is domiciled (all expenses so incurred to be assumed by the Pledgee).

如果在支付上述数额后还有任何余额，质权人应该将余额返还给出质人或其他根据相关法律、法规有权收取余额费用的人，或者将上述数额提存于质权人所在地的公证机构（由此产生的费用将有质权人支付）。

4.5
The Pledgee has the discretion to, simultaneously or in certain sequence, exercise any remedies for defaults it is entitled to. The Pledgee may exercise its rights to auction or sell the Pledged Equity Interest under this Agreement without first exercising any other remedies for defaults.

质权人有权同时或先后行使其有权行使的救济措施来对付违约行为。质权人可以在没有首先行使其他救济途径的情形下根据本协议行使拍卖或出售质押股权的权利。

Article 5 Costs and Expenses 成本和费用

5.1
All actual expenses related to the creation of the Equity Pledge under this Agreement, including but not limited to the stamp duty, any other taxes and all legal fees and etc., shall be assumed by the Parties respectively.

根据本协议，在设置质押股权过程中所产生的所有实际费用，包括但不限于印花税，其他税费及所有的法律等费用都由相关的主体各自承担。

Article 6 Continuity and No Waiver 持续及不弃权

6.1
The Equity Pledge created under this Agreement is a continuing assurance, which shall be valid until the Contractual Obligations are fully performed or the Secured Liabilities are fully discharged. No waiver or grace period of any default of the Pledgors given by the Pledgee, nor the Pledgee’s late exercise of any of its rights under the Transaction Documents and this Agreement, shall affect the rights of the Pledgee under this Agreement, the Transaction Documents and the relevant PRC Law to require at any time thereafter the Pledgors to strictly implement the Transaction Documents and this Agreement, or the rights the Pledgee is entitled to with respect to the Pledgors’ subsequent breach of the Transaction Documents and/or this Agreement.

本协议下所产生的质押股权是持续的担保，直到所有协议义务履行完毕或担保责任免除前都将一直有效。质权人给予出质人任何违约补救的宽限期或某些方面的弃权；或质权人基于交易文件及本协议延迟行使其权利都不影响质权人任何时候根据本协议，交易文件或中华人民共和国相关法律所享有的要求出质人此后严格履行交易协议和本协议的权利，或质权人基于出质人后续违反交易文件及/或本协议行为所享有的救济权利。

Article 7 Pledgors’ Representations and Warranties 出质人的声明及保证

Each of the Pledgors respectively represents and warrants to the Pledgee as follows: 每个出质人分别对质权人作出如下的保证：

7.1
The Pledgors are PRC citizens with full legal capacity, having full civil rights and powers to execute this Agreement and assume the legal obligations in accordance with this Agreement.

出质人是具有合法的中华人民共和国公民，有完全的民事行为能力执行本协议并承担本协议下所有的法定义务。

7.2
All the reports, documents and information related to the Pledgors and all the matters required under this Agreement that the Pledgors provided to the Pledgee prior to the effectiveness of this Agreement are true and accurate in all material respects as of the effectiveness of this Agreement.

与出质人相关的所有报告，文件或信息及出质人根据本协议要求向质权人提供的所有材料自本协议生效前及生效日在主要方面是真实准确的。

7.3
All the reports, documents and information related to the Pledgors and all the matters required under this Agreement to be provided by the Pledgors to the Pledgee after the effectiveness of this Agreement will be true and valid in all material respects upon provision.

与出质人相关的所有报告，文件或信息及出质人根据本协议要求向质权人提供的所有材料自本协议生效后在主要方面是真实有效的。

7.4
Upon the effectiveness of this Agreement, the Pledgors are the sole legal owners of the Pledged Equity Interest. There is no then pending disputes on the ownership of the Pledged Equity Interest. Upon this Agreement taking effect, the Pledgors are entitled to dispose of the Pledged Equity Interest or any part thereof.

本协议生效后，出质人是质押股权的唯一合法所有者。届时质押股权在所有权方面没有未解决的争议。本协议生效后，出质人有权处置全部或部分质押股权。

7.5
Upon this Agreement taking effect, except the security interest created over the Pledged Equity Interest under this Agreement and the rights created under the Transaction Documents, there are no other security interest or third party rights or any other encumbrance over the Pledged Equity Interest.

本协议生效后，除了根据本协议质押股权所产生的担保权及根据交易文件产生的权利外，前述所涉质押股权再也没有任何其他的担保权利或其他任何权利障碍。

7.6
After the Equity Interest Transfer takes effect, the Pledged Equity Interest can be legally pledged and transferred, and the Pledgors have full rights and powers to pledge the Pledged Equity Interest to the Pledgee in accordance with the provisions of this Agreement.

股权转让生效后，质押的股权能够合法的质押和转让，并且出质人根据本协议的规定有足够的权利将质押股权质押给质权人。

7.7	This Agreement, upon due execution by the Pledgors, constitutes the lawful, valid and binding obligations of the Pledgors after this Agreement takes effect. 本协议经过出质人正当的签署并生效后将构成出质人合法的，有效的，有拘束力的义务

7.8
Upon this Agreement taking effect, any third party approvals, permits, waivers and authorizations, any approvals, permits and waivers of any governmental authorities, or any registration or filing formalities with any government authorities (if legally required), which is required with respect to the execution and performance of this Agreement and the Equity Pledge under this Agreement, have been obtained or completed (subject to clause 2 of Article 2.2), and will be fully effective during the valid term of this Agreement.

本协议生效后，任何第三人及政府部门的允许，同意，弃权及授权，及任何向政府部门申请登记的手续（如果法定需要）在执行本协议及根据本协议办理质押时都已经履行完毕（根据2.2条第2款）且在本协议整个有效期间都一直有效。

7.9	Each Pledgors’s execution and performance of this Agreement does not violate or conflict with any laws applicable thereto, any agreement to which it is a party or by which its assets is bound, any court adjudication, any arbitration award or any decision of administrative authorities.

每个出质人执行本协议将不得违反或冲突于任何准据法，出质人作为一方主体而使其资产受限的其他协议，法庭判决，仲裁裁决或行政机关的任何决定。

7.10	After this Agreement takes effect, the pledge under this Agreement constitutes the security interest over the Pledged Equity Interest with the first priority. 本协议生效后，本协议下的质押构成质押股权第一顺位的质押。
7.11
Upon this Agreement taking effect, unless otherwise provided by Equity Interest Transfer Agreement, all taxes and expenses payable for obtainment of the Pledged Equity Interest have been paid by the Pledgors in full.

本协议生效后，除非股权转让协议另行规定外，所有获取股权转让的税费已经由出质人全部支付。

7.12
Upon this Agreement taking effect, there is no pending or, to the knowledge of the Pledgors, threatened lawsuit, legal proceeding or claim at any court or arbitration tribunal against the Pledgors or their property or the Pledged Equity Interest, nor is there any pending or, to the knowledge of the Pledgors, threatened lawsuit, legal proceeding or claim at any government agency or administrative authority against the Pledgors or their property or the Pledged Equity Interest, which will have material or adverse effect on the financial conditions of the Pledgors or their abilities to perform their obligations and security liabilities under this Agreement.

本协议生效后，就出质人已知的信息而言，没有任何针对出质人、其财产及质押股权的未决的，潜在的来自法庭或仲裁机构的诉讼和司法程序，也没有任何针对出质人、其财产及质押股权的未决的，潜在的来自政府部门的诉讼和司法程序，这些情形对于出质人的财务状况没有重大的或不利的影响，对于出质人履行本协议的能力及担保责任也没有影响。

7.13
The Pledgors hereby undertakes to the Pledgee that the above representations and warranties will all be true and accurate and be fully complied with under any circumstance and at any time before the Contractual Obligations are performed in full or the Secured Liabilities are discharged in full.

出质人在此向质权人承诺上述的声明和保证是真实，准确的并且保证将完全遵守，直至本协议的协议义务完全履行完毕及担保责任完全免除。

Article 8 Company’s Representations and Warranties 公司的声明和保证

The Company represents and warrants to the Pledgee as follows: 公司向质权人声明和保证如下：

8.1
The Company is a limited liability company duly registered and lawfully existing under the PRC Law with independent legal person status, having independent and full legal status and capacity to execute, deliver and perform this Agreement, and can be an independent party to a lawsuit.

公司是根据中华人民共和国法律依法设立的有限责任公司，具有独立的法人资格，有能力签署，履行本协议，能独立的作为诉讼当事人。
8.2
All the reports, documents and information related to the Pledged Equity Interest and all the matters required under this Agreement which the Company provided to the Pledgee prior to the effectiveness of this Agreement are true and accurate in all material respects as of the effectiveness of this Agreement.

与出质人相关的所有报告，文件或信息及公司根据本协议要求向质权人提供的所有材料自本协议生效前及生效日在主要方面是真实准确的。
8.3
All the reports, documents and information related to the Pledged Equity Interest and all the matters required under this Agreement to be provided by the Company to the Pledgee after the effectiveness of this Agreement will be true and valid in all material respects upon provision.

与出质人相关的所有报告，文件或信息及公司根据本协议要求向质权人提供的所有材料自本协议生效后在主要方面是真实有效的。

8.4	This Agreement, upon due execution by the Company, constitutes the lawful, valid and binding obligations of the Company after it takes effect.
本协议经过公司正当的签署并生效后将构成出质人合法的，有效的，有拘束力的义务
8.5
It has full internal corporate power and authorization to execute and deliver this Agreement and all other documents related to the transaction contemplated in this Agreement and to be executed by it. It has full power and authorization to complete the transaction contemplated in this Agreement.

公司有足够的能力和充分的授权来履行本协议及根据本协议需要执行的其他相关文件。公司有足够的能力和授权来完成本协议规定的交易。

8.6
There is no pending or, to the knowledge of the Company, threatened lawsuit, legal proceeding or claim at any court or arbitration tribunal against the Pledged Equity Interest, the Company or its property, nor is there any pending or, to the knowledge of the Company, threatened lawsuit, legal proceeding or claim at any government agency or administrative authority against the Pledged Equity Interest, the Company or its property, which will have material or adverse effect on the financial conditions of the Company or the Pledgors’ abilities to perform their obligations and security liabilities under this Agreement.

本协议生效后，就公司已知的信息而言，没有任何针对公司、其财产及质押股权的未决的，潜在的来自法庭或仲裁机构的诉讼和司法程序，也没有任何针对公司、其财产及质押股权的未决的，潜在的来自政府部门的诉讼和司法程序，这些情形对于公司的财务状况没有重大的或不利的影响，对于公司履行本协议的能力及担保责任也没有影响。

8.7
The Company hereby agrees to assume the joint and several liabilities to the Pledgee with respect to the representations and warranties made by each of the Pledgors under Article 7.4, Article 7.5, Article 7.6, Article 7.8 and Article 7.10 of this Agreement.

公司在此同意根据本协议的7.4条，7.5条，7.6条，7.8条及7.10条的规定及其作出的声明和承诺与每一个出质人向质权人承担连带责任。

8.8
The Company hereby undertakes to the Pledgee that the above representations and warranties will all be true and accurate and be fully complied with under any circumstance and at any time before the Contractual Obligations are performed in full and the Secured Liabilities are discharged in full.
公司在此向质权人承诺上述的声明和保证是真实，准确的并且保证将完全遵守，直至本协议的协议义务完全履行完毕及担保责任完全免除。

Article 9 Pledgors’ Undertakings 出质人承诺

Each Pledgors hereby respectively undertakes to the Pledgee as follows, after this Agreement takes effect: 本协议生效后，每一个出质人在此分别向质权人作出如下承诺，

9.1
Without the prior written consent of the Pledgee, the Pledgors shall not create, or allow to be created, any new pledge or any other security interest over the Pledged Equity Interest. Any pledge or other security interest created over all or any part of the Pledged Equity Interest without the prior written consent of the Pledgee shall be invalid.

未经质权人提前书面同意，出质人对于已经质押的股权不能创设，或允许创设任何新的质权或其他担保。未经质权人提前书面同意创设的任何新的质权或其他担保将是无效的。

9.2
Without the prior written notice to and the prior written consent of the Pledgee, the Pledgors shall not transfer the Pledged Equity Interest and all activities of the Pledgors to transfer the Pledged Equity Interest shall be invalid. The proceeds obtained from the Pledgors’ transfer of the Pledged Equity Interest shall be used first to prepay the Secured Liabilities to the Pledgee or to be deposited with a third party as agreed with the Pledgee.

未经质权人提前书面通知和同意，出质人将不得转让已经质押的股权，所有转让的行为将被视为无效。出质人转让股权所获得的收益将首先用来偿还质权人的担保债务或留存于经质权人同意的第三人。

9.3
In the event of occurrence of any lawsuit, arbitration or other claim which may have adverse effect on the interests of the Pledgors or the Pledgee under the Transaction Documents and this Agreement or on the Pledged Equity Interest, the Pledgors undertake to notify the Pledgee in writing as soon as possible and in a timely manner, and, as reasonably required by the Pledgee, to take all necessary measures to ensure the pledge interest of the Pledgee over the Pledged Equity Interest.

如果根据交易文件和本协议发生任何诉讼，仲裁或其他对出质人或质权人收益及质押股权产生负面影响的诉求，出质人承诺将尽快并以合适的方式书面通知质权人，并且经质权人的合理要求，采取所有必要的措施以确保质权人对于质押股权的质押利益。

9.4
The Pledgors undertake to complete the registration formalities to extend the business term of the Company three months before the expiration of the business term of the Company so as to continue the effect of this Agreement.

出质人承诺在公司的营业期间届满前完成登记手续以延展公司的营业期间3个月以便使得本协议继续有效。

9.5
The Pledgors shall not take, or allow to be taken, any activity or action which may have adverse effect on the Pledgee’s interest under the Transaction Documents and this Agreement or on the Pledged Equity Interest. The Pledgors waive the right of first refusal to purchase the Pledged Equity Interest when the Pledgee realizes its pledge rights.

出质人将根据交易文件及本协议不会采取任何行为或允许被采取任何行为以对质权人的利益及质押股权产生不利影响。当质权人实现质押权利时，出质人放弃优先购买质押股权的权利。

9.6
The Pledgors shall, after this Agreement takes effect, use their best efforts and take all necessary measures to register the Equity Pledge under this Agreement with the relevant administration of industry and commerce as soon as possible, and the Pledgors undertake to, as reasonably required by the Pledgee, take all necessary measures and execute all necessary documents (including but not limited to any agreement supplemental to this Agreement) to ensure the pledge interest of the Pledgee over the Pledged Equity Interest and the exercise and realization thereof.

本协议生效后，出质人根据本协议将竭力并采取所有必要的措施尽快向工商行政部门登记质押股权；并且出质人承诺，经质权人的合理要求，将采取所有必要的措施来执行所有必须的文件（包括但不限于本协议的任何补充协议）以确保质权人质押股权的质押权益及其实现。

9.7
If the exercise of the right of pledge under this Agreement results in the transfer of any Pledged Equity Interest, the Pledgors undertake to take all measures to complete such transfer

按照本协议，如果质押权利的实现导致了任何质押股权的转让，出质人承诺采取所有的措施完成相应的转让。.

9.8
The Pledgors shall ensure that the convening process, voting methods and resolutions of the shareholders meetings and board meetings of the Company convened for the purpose of the exercise of the right of pledge under this Agreement be not in conflict with the laws, administrative regulations or the articles of association of the Company.

出质人确保股东大会，董事会按照本协议为了实现质押股权所召开的会议议程，表决方式及其决议不与任何法律、行政法规及公司章程相冲突。

Article 10 Company’s Undertakings 公司承诺

10.1
If any third party approval, permit, waiver or authorization, or any approval, permit or waiver of any governmental authorities, or any registration or filing formalities with any government authorities (if legally required) is required to be obtained or completed for the execution and performance of this Agreement and for the Equity Pledge under this Agreement, the Company shall endeavor to assist in obtaining it and keeping it fully effective during the valid term of this Agreement.

如果任何第三人及政府部门的批准，同意，弃权及授权，及任何向政府部门申请登记的手续（如果法定要求）需要在执行本协议及根据本协议办理质押时获取或办理完毕，公司应尽力在本协议的有效期内协助获取并合法保存相关文件。

10.2
Without the prior written consent of the Pledgee, the Company shall not assist in or allow the Pledgors’ creation of any new pledge or other security interest over the Pledged Equity Interest.

没有质权人事前的书面同意，公司将不得协助或允许在质押的股权上创设任何新的质押或其他担保。

10.3	Without the prior written consent of the Pledgee, the Company shall not assist in or allow the Pledgors’ transfer of the Pledged Equity Interest. 没有质权人事前的书面同意，公司将不得协助或允许出质人转让质押股权。

10.4
In the event of occurrence of any lawsuit, arbitration or other claim which may have adverse effect on the Company, the Pledged Equity Interest or the Pledgee’s interest under the Transaction Documents and this Agreement, the Company undertakes to notify the Pledgee in writing as soon as possible and in a timely manner, and, as reasonably required by the Pledgee, to take all necessary measures to ensure the pledge interest of the Pledgee over the Pledged Equity Interest.

如果根据交易文件和本协议发生任何诉讼，仲裁或其他对公司或质权人收益及质押股权产生负面影响的诉求，公司承诺将尽快并以合适的方式书面通知质权人，并且经质权人的合理要求，采取所有必要的措施以确保质权人对于质押股权的质押利益。

10.5
The Company undertakes to complete the registration formalities to extend its business term three months before the expiration of its business term so as to continue the effect of this Agreement.

公司承诺在公司的营业期间届满前完成登记手续以延展公司的营业期间3个月以便使得本协议继续有效。

10.6
The Company shall not take, or allow to be taken, any activity or action which may have adverse effect on the Pledgee’s interest under the Transaction Documents and this Agreement or on the Pledged Equity Interest, including but not limited to any activity or action restricted under Article 9.

公司将根据交易文件及本协议不会采取任何行为或允许被采取任何行为以对质权人的利益及质押股权产生不利影响，包括但不限于第9条限制的任何行为或活动。

10.7
The Company shall, in the first month of each calendar quarter, provide the Pledgee with the financial statements of the Company for the immediately preceding calendar quarter, including but not limited to the balance sheet, the profit and loss statements and the cash flow statements.

公司将在每个季度的第一个月将向质权人提供公司的财务报表，包括但不限于资产负债表，损益表，现金流报表。

10.8
The Company undertakes to, as reasonably required by the Pledgee, take all necessary measures and execute all necessary documents (including but not limited to any agreement supplemental to this Agreement) to ensure the pledge interest of the Pledgee over the Pledged Equity Interest and the exercise and realization thereof.

公司承诺经过质权人的合理要求，采取所有必要的措施来执行所有必须的文件（包括但不限于本协议的任何补充协议）以确保质权人质押股权的质押权益及其实现。

10.9
If the exercise of the right of pledge under this Agreement results in the transfer of any Pledged Equity Interest, the Company undertakes to take all measures to complete such transfer.

按照本协议，如果质押权利的实现导致了任何质押股权的转让，公司承诺采取所有的措施完成相应的转让。.

Article 11 Change of Circumstances 变更情形

11.1
As supplement and not in conflict with the Transaction Documents and the other provisions of this Agreement, if at any time, due to the promulgation or change of any PRC Law, regulations or rules, or the change of interpretation or application of such laws, regulations or rules, or the change of relevant registration procedures, the Pledgee believes that it is illegal or in conflict with such laws, regulations and rules to keep this Agreement effective, to keep the right of pledge under this Agreement effective and/or to dispose of the Pledged Equity Interest in accordance with this Agreement, the Pledgors and the Company shall promptly take any action and/or execute any agreement or other document upon written instruction by the Pledgee and as reasonably required by the Pledgee, so as to:

补充协议与交易文件及本协议的其他规定没有冲突。如果任何时候，由于中华人民共和国法律、法规及规则的颁布、修改，或其解释及运用发生了变化，或相应的登记程序发生了变化，质权人认为继续使得本协议有效，根据本协议使质权有效及/或根据本协议处置质押股权将不符合法律或与相关法律、法规规则冲突，出质人和公司将根据质权人的合理要求立即采取行动及/或按照质权人的书面指示执行其他协议和文件，以便：

(1)	keep this Agreement and the right of pledge under this Agreement effective;
使得本协议及本协议下的质权有效；
(2)	facilitate the disposal of the Pledged Equity Interest in accordance with this Agreement; and/or
根据本协议的规定加速处置质押股权；及/或
(3)	keep or realize the security created or intended by this Agreement. 保留或根据本协议实现所创设的担保

Article 12 Effectiveness and Term of this Agreement 协议生效及期限

12.1		This Agreement shall come into effect upon the satisfaction of all of the following conditions: 本协议在满足下列情形下生效
	(1)	this Agreement has been duly executed by the Parties;
本协议被各方合法签署
	(2)	the Call Option Agreement, the Proxy Agreement and the Service Agreement take effect.
排他性购买协议、投票权代理协议及服务协议生效。

After this Agreement takes effect, the Pledgors shall provide the Pledgee with the evidence of the registration of the Equity Pledge on the register of shareholders in form to the satisfaction of the Pledgee, and shall, after the registration of the Equity Pledge is completed and as required by the Pledgee, provide the Pledgee with the pledge certificate issued by the administration of industry and commerce in form to the satisfaction of the Pledgee.

本协议生效后，出质人以质权人满意的形式将向其提供质押股权登记的证据，并且根据质权人的要求完成了质押股权的登记后，以质权人满意的形式将向质权人提供有工商行政管理部门核发的登记证明。

12.2	The term of this Agreement shall end upon the full performance of the Contractual Obligations or the full discharge of the Secured Liabilities. 本协议的有效期将截止于协议所有义务履行完毕且担保责任免除为止。

Article 13 Notices 通知

13.1	Any notice, request, demand and other correspondences required by this Agreement or made in accordance with this Agreement shall be delivered in writing to the relevant Party.
本协议所要求的任何通知，请求，要求或其他通信形式将以书面方式发送至协议的相对方。

13.2
If any of such notice or other correspondences is transmitted by facsimile or telex, it shall be treated as delivered immediately upon transmission; if delivered in person, it shall be treated as delivered at the time of delivery; if posted by mail, it shall be treated as delivered five (5) days after posting.

如果通知或通信是以电传或电报的方式传送的，一旦传送即视为送达；如果是人工送达的，交付之日视为送达之日；如果以邮件的方式寄送的，邮寄后的五日即视为送达。

Article 14 Miscellaneous 其他条款

14.1
The Pledgors and the Company agree that the Pledgee may, upon notice to the Pledgors and the Company, assign the Pledgee’s rights and/or obligations hereunder to any third party. However, the Pledgors or the Company shall not, without the Pledgee’s prior written consent, assign their rights, obligations or liabilities hereunder to any third party. The successors or permitted assignees (if any) of the Pledgors and the Company shall continue to perform the respective obligations of the Pledgors and the Company under this Agreement.

出质人和公司同意一旦接到质权人的通知即将本协议下的权利及/或义务转让给任何第三方。但是，没有质权人事前的书面通知，出质人或公司不得将他们本协议下的权利，义务或债务转让给第三方。出质人和公司的承继人或被允许的受让者（如有）在本协议下将继续履行各自的义务。

14.2
When the Pledgee exercises its right of pledge to the Pledged Equity Interest pursuant to the provisions hereof, the amount of the Secured Liabilities determined by the Pledgee at its own discretion shall be regarded as the conclusive evidence of the Secured Liabilities hereunder.

当质权人根据本协议的相关规定行使质押股权的质押权时，质权人自行决定的担保债务所涉数额将被视为是本协议下担保债务数额的最终证据。

14.3
This Agreement is written in Chinese and executed in five (5) originals, with one (1) original to be retained by each Party hereto. One (1) original is to be used for the application to the administration of industry and commerce in charge of the Company for registration of the Equity Pledge under this Agreement.

本协议由汉语写就，一式五份，每份都具有同等的法律效力。一份原件将被用于工商行政管理部门登记之用途。

14.4	The execution, effectiveness, performance, revision, interpretation and termination of this Agreement shall be governed by the PRC Law.
本协议的订立、效力、解释、履行和争议的解决均受中华人民共和国法律的保护和管辖。
14.5
Any dispute arising out of and in connection with this Agreement shall be resolved through consultations among the Parties. In case the Parties fail to reach agreement within thirty (30) days after the dispute arises, such dispute shall be submitted to China International Economic and Trade Arbitration Commission South China Sub-Commission for arbitration in Shenzhen in accordance with such Commission’s arbitration rules in effect at the time of applying for arbitration, and the arbitration award shall be final and binding on the Parties.

凡因执行本协议所发生的或与本协议有关的一切争议，协议各方应首先通过友好协商解决，如果各方在30天内协商不能解决，应提交中国国际经济贸易仲裁委员会华南分会按即行有效的仲裁规则仲裁。仲裁裁决是终局的，对各方都有约束力。
14.6
None of the rights, powers or remedies granted to any Party by any provision herein shall preclude any other rights, powers or remedies available to such Party at law and under the other provisions of this Agreement. In addition, the exercising by one Party of any of its rights, powers and remedies shall not exclude such Party from exercising any of its other rights, powers and remedies.

任何一方授予其他方的权利，权力或救济途径不能排除授予方根据法律及本协议规定享有的其他权利。此外，一方行使他方的权利，权力和救济途径将不得排除另外一方任何权利。

14.7
No failure or delay by a Party in exercising any rights, powers and remedies available to it hereunder or at law (the “Available Rights”) shall result in a waiver thereof, nor shall the waiver of any single or partial exercise of the Available Rights shall exclude such Party from exercising such rights in any other way and exercising the other Available Rights.

一方根据法律没有或延迟行使权利或救济途径（“现行权利”）将不导致弃权，一方放弃某一单项或部分现行权利将不排除其通过其他方式行使类似权利及行使现有权利。

14.8	The headings of the provisions herein are for reference only, and in no event shall such headings be used for or affect the interpretation of the provisions hereof.
本协议的条款标题仅为了方便阅读，不应影响对本协议条款的理解
14.9
Each provision contained herein shall be severable and independent from each of the other provisions. If any one or more provisions herein become(s) invalid, illegal or unenforceable at any time, the validity, legality and enforceability of the remaining provisions herein shall not be affected as a result thereof.

协议的每一条款彼此独立。如果其中某一条款或某几个条款任何时候无效，违法或不可执行，其他条款的有效性，合法性及可执行性将仍然有效。

14.10
Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by the Pledgee of its rights hereunder according to Article 14.1, the amendments or supplements to this Agreement shall take effect only upon the due execution by the Parties to this Agreement. If any amendments or supplements to this Agreement legally require any approval of and/or any registration or filing with any government authority, the Parties shall obtain such approval and/or complete such registration or filing in accordance with law.

本协议任何的补充或修改都必须经过书面形式。除了根据14.1条质权人转让其权利外，本协议的任何修改或补充只有经过各方签署方可生效。如果本协议的任何修改或补充依法必须得到政府部门的批准及/或登记或申请，各方必须根据法律完成相关的登记及申请手续以获得批准。

14.11	This Agreement shall be binding on the legal successors of the Parties.
本协议对协议任意一方合法承继者均有效。
14.12
After this Agreement takes effect, upon a request of the Pledgee, each Pledgors shall respectively sign a power of attorney in a form as set forth in Appendix 2 hereof (the “Power of Attorney”) to authorize any person designated by the Pledgee to sign on the Pledgors’s behalf according to this Agreement any and all legal documents necessary for the exercise of the Pledgee’s rights hereunder. Such Power of Attorney shall be delivered to the Pledgee to keep in custody and, when necessary, the Pledgee may at any time submit the Power of Attorney to the relevant government authority.

本协议生效后，经质权人的要求并根据本协议及其他为执行本协议下质押权利所需的所有法律文件，每一出质人将按照附件二的形式分别签发一份授权委托书以授权质权人指定的任何人代表出质人签字。前述授权委托书将交由质权人保管，必要的时候，质权人将有权在任何时候将上述授权委托书递交至相关的政府部门。

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[EXECUTION PAGE] 签署页

IN WITNESS WHEREOF, this EQUITY PLEDGE AGREEMENT is executed by the following Parties on the date first written above.

Mr. Wang Youliang

By: ______________________

Mr. Liu Zhengxin

By: ______________________

Harbin Jiasheng Consultation & Management Co., LTD (Seal)

By: ______________________

Name:

Title:

Heilongjiang Zhongxian Information Co., LTD (Seal)

By: ______________________

Name:

Title:

APPENDIX 1

COMPANY GENERAL INFORMATION 公司基本信息

Company Name:	Heilongjiang Zhongxian Information Co., LTD.

Registered Address:	No. A09, Wuzhou Sun Town, Limin Avenue, Limin Development District, Harbin, Heilongjiang, China

Registered Capital:	RMB10,000,000
Shareholding Structure:

Shareholder	Contribution in	Percentage of	Method of
name	registered capital	contribution	contribution
Mr. Wang Youliang Mr. Liu Zhengxin	RMB 3,800,000 RMB 6,200,000	38% 62%	Currency Currency

Total	RMB 10,000,000	100%	/

APPENDIX 2

FORM OF POWER OF ATTORNEY

授权委托书样式

We, Wang Youliang and Liu Zhengxin, hereby irrevocably delegate to act as our authorized representative to execute all legal documents necessary or useful for Harbin Jiasheng Consultation & Management Co., LTD to exercise its rights under the “Equity Pledge Agreement” entered into by Heilongjiang Zhongxian Information Co., LTD, it and us.

本人王有良、刘正昕，在此不可撤销的委托 某某人 （身份证号码）代表本人签署所用必要的法律文件，这些文件将用于行使由黑龙江中现信息有限公司、哈尔滨嘉盛咨询管理有限公司及本人签署的股权质押协议项下哈尔滨嘉盛咨询管理有限公司所拥有的权利。

Signature:

____________________
Name: Wang Youliang
Date:

____________________
Name: Liu Zhengxin
Date: